ING EQUITY TRUST

ING Value Choice Fund

(“Fund”)

Supplement dated September 28, 2012

to the Fund’s Class A, Class B, Class C, Class I,

Class O, and Class W Prospectus dated September 28, 2012; and

to the Fund’s Class A, Class B, Class C, Class I,

Class O, and Class W Summary Prospectus

dated September 28, 2012

(each a “Prospectus” and collectively “Prospectuses”)

On September 6, 2012, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC (“ING IM”) with related changes to the Fund’s principal investment strategies, and expense structure. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about November 30, 2012, ING IM will begin managing the Fund under an interim sub-advisory agreement. The interim sub-advisory agreement may be in effect up to 150 days. A shareholder meeting will be held to approve the Fund’s new permanent sub-advisory agreement. In conjunction with the change to the Fund’s sub-adviser, Joann Barry and F. Rowe Michels will be replaced as co-portfolio managers for the Fund with Robert M. Kloss and Christopher F. Corapi.

In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING Large Cap Value Fund (the “Merger”).  ING IM is also the sub-adviser for ING Large Cap Value Fund. Effective November 30, 2012, the Fund will have the same sub-adviser and principal investment strategies as ING Large Cap Value Fund.

The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the Merger require approval by the Fund’s shareholders. A proxy statement/prospectus detailing the two proposals is expected to be mailed to shareholders on or about January 25, 2013, and a shareholder meeting is scheduled to be held on or about March 14, 2013. The Fund will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about March 14, 2013 and the Merger of the Fund with and into ING Large Cap Value Fund is expected to take place on or about March 23, 2013 (“Closing Date”).  Last, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of the Fund’s shares or on a redemption of ING Large Cap Value Fund’s shares acquired as result of the Merger shall be waived from December 14, 2012, (“Record Date”) through and until thirty (30) days following the Closing Date.

1.                                      Effective on the close of business November 13, 2012, the Fund’s Prospectuses are hereby revised as follows:

a.                                      The subsection entitled “Fees and Expenses of the Fund — Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

At the close of business on November 13, 2012, Tradewinds Global Investors, LLC will be terminated as sub-adviser to the Fund.  On November 30, 2012, ING Investment Management Co. LLC will begin managing the Fund.  During the period from the close of business November 13, 2012 through the close of business on November 30, 2012, the Fund is in a transition period which will result in significant buy and sell transactions which will likely cause an increase in the Fund’s portfolio turnover rate. These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders.  In addition, these transactions will result in transaction costs which will be borne by the shareholders.

b.                                      The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of dividend paying, large-capitalization issuers.

Equity securities include common and preferred stocks, warrants, and convertible securities.  The sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of June 30, 2012 ranged from $670.9 million to $400.1 billion. The Fund may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.

The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:

•                                          an above-average dividend yield, and stability and growth of the dividend;

•                                          market capitalization that is usually above $1 billion (although the Fund may also invest up to 20% of its assets in small- and mid-capitalization companies); and

•                                          the potential for growth of the dividend yield over several years.

The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Pending Merger - On September 6, 2012, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into ING Large Cap Value Fund. If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 23, 2013. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved.  After the reorganization you will hold shares of ING Large Cap Value Fund. For more information regarding ING Large Cap Value Fund, please contact a Shareholder Services representative at (800) 992-0180.

c.                                       The section entitled “Principal Risks” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit. Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate. With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.  Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing. Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

d.             The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund will be managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC.  Effective November 30, 2012, the following serve as adviser, sub-adviser, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Robert M. Kloss	Christopher F. Corapi
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)

e.                                       The subsection entitled “Management of the Funds – ING Value Choice Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

ING Value Choice Fund

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2012, ING IM managed approximately $61.2 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Value Choice Fund.

Robert M. Kloss, Portfolio Manager, joined ING IM 1992. Mr. Kloss has also served as a senior sector analyst on ING IM’s fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining ING IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
November 30, 2012	No Change	ING Investment Management Co. LLC*
Since Inception	ING Value Choice Fund	Tradewinds Global Investors LLC

* The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

2.                                      Effective November 30, 2012, the Fund’s Prospectuses are hereby revised as follows:

a.                                      The table and accompanying footnotes in the subsection entitled “Fees and Expenses of the Fund — Annual Fund Operating Expenses” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Annual Fund Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	0.90	0.90	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.26	0.26	0.26	0.23	0.26	0.26
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses(2)%		1.52	2.27	2.27	1.24	1.52	1.27
Waivers and Reimbursements(3)%		(0.26)	(0.26)	(0.26)	(0.43)	(0.26)	(0.26)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.26	2.01	2.01	0.81	1.26	1.01

(1)  Expense ratios have been adjusted to reflect current contractual rates.

(2)  Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)  Effective November 30, 2012, the adviser is contractually obligated to limit expenses to 1.25%, 2.00%, 2.00%, 0.80%, 1.25%, and 1.00% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

b.                                      The table in the subsection entitled “Fees and Expenses of the Fund — Expense Examples” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$696	1,004	1,333	2,262
B	Sold	$704	984	1,391	2,396
	Held	$204	684	1,191	2,396
C	Sold	$304	684	1,191	2,585
	Held	$204	684	1,191	2,585
I	Sold or Held	$83	351	640	1,462
O	Sold or Held	$128	455	804	1,790
W	Sold or Held	$103	377	672	1,511

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING EQUITY TRUST

ING Value Choice Fund

(“Fund”)

Supplement dated September 28, 2012

to the Fund’s Class A, Class B, Class C, Class I,

Class O and Class W Statement of Additional Information (“SAI”)

dated September 28, 2012

On September 6, 2012, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-adviser from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC (“ING IM”) with related changes to the Fund’s principal investment strategies, and expense structure. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about November 30, 2012, ING IM will begin managing the Fund under an interim sub-advisory agreement. The interim sub-advisory agreement may be in effect up to 150 days. A shareholder meeting will be held to approve the Fund’s new permanent sub-advisory agreement. In conjunction with the change to the Fund’s sub-adviser, Joann Barry and F. Rowe Michels will be replaced as co-portfolio managers for the Fund with Robert M. Kloss and Christopher F. Corapi.

In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING Large Cap Value Fund (the “Merger”).  ING IM is also the sub-adviser for ING Large Cap Value Fund. Effective November 30, 2012, the Fund will have the same sub-adviser and principal investment strategies as ING Large Cap Value Fund.

The proposal to enter into a new permanent sub-advisory agreement with ING IM and the proposal for the Merger require approval by the Fund’s shareholders. A proxy statement/prospectus detailing the two proposals is expected to be mailed to shareholders on or about January 25, 2013, and a shareholder meeting is scheduled to be held on or about March 14, 2013. The Fund will notify shareholders if shareholder approval of the proposals is not obtained. If shareholder approval of the proposals is obtained, a new permanent sub-advisory agreement with ING IM will be effective on or about March 14, 2013 and the Merger of the Fund with and into ING Large Cap Value Fund is expected to take place on or about March 23, 2013 (“Closing Date”).  Last, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of the Fund’s shares or on a redemption of ING Large Cap Value Fund’s shares acquired as result of the Merger shall be waived from December 14, 2012, (“Record Date”) through and until thirty (30) days following the Closing Date.

1.                                       Effective on the close of business November 13, 2012, the Fund’s SAI is hereby revised as follows:

a.                                       All references to Joann Barry and F. Rowe Michels as portfolio managers for the Fund are hereby deleted.

b.                                      All references to “Tradewinds Global Investors, LLC” and “Tradewinds” serving as sub-adviser to the Fund are hereby deleted.

c.                                       The subsection entitled “Portfolio Managers — Value Choice Fund” of the Fund’s SAI is hereby deleted and replaced with the following:

Value Choice Fund

From the close of business on November 13, 2012, through the close of business on November 30, 2012, the Fund will be managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC.  Effective November 30, 2012, the following serve as sub-adviser and portfolio managers of the Fund:

Sub-Adviser: ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each Portfolio Manager as of June 30, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher F. Corapi	11	$8,520,988,483	5	$378,992,813	30	$2,821,919,740
Robert M. Kloss	2	$578,919,924	1	$95,498,371	1	$71,359,520

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to this Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

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A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of: (i) fixed base salary; (ii) a bonus, which is based on ING IM performance, one-, three-, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the Russell 1000® Value Index for Mr. Corapi, and Mr. Kloss as portfolio managers for Value Choice Fund) and set performance goals to appropriately reflect requirements for the investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus

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benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance-, 5% net cash flow - and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards.  All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio managers’ fixed base salary compensation exceeds a particular threshold, he may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Funds owned by each Portfolio Manager as of August 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Christopher F. Corapi	Value Choice Fund	None
Robert M. Kloss	Value Choice Fund	None

2.                                       Effective November 30, 2012, the Fund’s SAI is hereby revised as follows:

a.                                       The line item with respect to the Fund in the table of the section entitled “Adviser” on page 139 of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Sub-Adviser
ING Value Choice Fund	ING Investment Management Co. LLC (“ING IM”)

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b.                                      The line item with respect to the Fund in the table of the subsection entitled “Adviser — Expense Limitation Agreements” beginning on page 141 of the Fund’s SAI is hereby deleted and replaced with the following:

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Value Choice Fund	1.25%	2.00%	2.00%	0.80%	1.25%	N/A	1.00%

c.                                       The fourth paragraph of the subsection entitled “Adviser — Expense Limitation Agreements” of the Fund’s SAI is hereby deleted and replaced with the following:

Each expense limitation agreement provides that the expense limitations shall continue until at least October 1, 2013 except for Value Choice Fund. For Value Choice Fund, the expense limitations shall continue until at least October 1, 2014. The expense limitation agreements are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the agreement to a lead Independent Chairman of the Board within ninety (90) days prior to the end of the then-current term for that Fund or upon termination of an Investment Advisory Agreement. Each Expense Limitation Agreement may also be terminated by a Fund, without payment of any penalty, upon written notice to ING Investments at its principal place of business within ninety (90) days of the end of the then-current term for the Fund.

d.                                      The subsection entitled “Sub-Advisory Agreements — Value Choice Fund” of the section entitled “Sub-Advisers” of the Fund’s SAI is hereby deleted and replaced with the following:

Value Choice Fund

Pursuant to an Interim Sub-Advisory Agreement between the Adviser and ING IM dated November 30, 2012, ING IM serves as Sub-Adviser to Value Choice Fund.  In this capacity, ING IM, subject to the supervision and control of the Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  ING IM, a Delaware limited liability company is located at 230 Park Avenue, New York, NY 10169. ING IM is an affiliate of the Adviser and is an indirect, wholly-owned subsidiary of ING Groep.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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